Exhibit 99.1

NASDAQ: AXSM March 2017 © 2017, Axsome Therapeutics, Inc.

FLS Forward-Looking Statements & Safe Harbor Certain information contained in this presentation may include “forward-looking statements” within the meani ng of the Pri vate Securities Litigation Reform Act of 1995. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “conti nue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. In particular, the Company’s statements regarding trends and potential future results are examples of such forward-looking statements. The forward-looking statements include risks and uncertai nties, includi ng, but not limited to, the success, timi ng and cost of our ongoing clinical trials and anticipated clinical trials for our current product candidates, including statements regarding the timing of initiation and completion of the trials, interim analyses and receipt of interim results; the timing of and our ability to obtai n and maintain U.S. Food and Drug Administration or other regulatory authority approval of, or other action with respect to, our product candidates; the Company’s ability to obtain additional capital necessary to fund its operations; the Company’s ability to generate revenues in the future; the Company’s ability to successfully defend its intellectual property or obtain the necessary licenses at a cost acceptable to the Company, if at all; the successful implementation of the Company’s research and development programs; the enforceability of the Company’s license agreements; the acceptance by the market of the Company’s product candidates, if approved; and other factors, i ncluding general economic conditions and regulatory developments, not withi n the Company’s control. These factors could cause actual results and developments to be materially different from those expressed in or implied by such statements. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from those projected . The forward-looking statements are made only as of the date of this presentation and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstance. This presentation also contains estimates and other statistical data made by i ndependent parties and by us relating to market size and other data about our i ndustry. This data i nvolves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, these projections, assumptions and estimates are necessarily subject to a high degree of uncertainty and risk. © Axsome Therapeutics, Inc. 2

Axsome is addressing growing markets, where current treatment options are limited or inadequate, by leveraging well-characterized compounds to create nov el therapeutics to meet unmet medical needs and improve the lives of patients. © Axsome Therapeutics, Inc. 3

Overview Our Candidates and Pipeline • Two differentiated Phase 3-stage assets targeting significant and growing markets: – AXS-05: novel therapeutic combination with multiple mechanisms for CNS disorders – AXS-02: oral, non-opioid, long-acting, potentially first-in-class therapeutic for chronic pain • Results from all 3 ongoing Phase 3 trials expected over the next • Novel indications, positive proofs of concept. • Patent protection to 2034. 12 months. • Worldwide rights. ant Depression: Fast T imer’s Disease Orphan Designation; Fast Track Granted Abbreviations : BUP = Bupropion; DM = Dextrom ethorphan; CRPS = Com plex Regional Pain Syndrom e; OA = Os teoarthritis ; BML = Bone Marrow Les ions; SPA = Special Protocol As s es sment; CLBP = Chronic Low Back Pain; MC = Modic Changes . © Axsome Therapeutics, Inc. 4 Product Candidate Preclinical Phase 1 Phase 2 Phase 3 AXS-05 (DM + BUP) Treatment Resist Agitation in Alzhe rack Granted Initiated AXS-02 (disodium zoledronate tetrahydrate) CRPS: U.S. & E.U. Knee OA with BML CLBP with MCs s: SPA Received; Fast Track Granted Initiated Initiated AXS-06 Pain

© Axsome Therapeutics, Inc. 5 AXS-05 Dextromethorphan (DM) + Bupropion (BUP) Novel therapy for CNS disorders: • Treatment Resistant Depression (TRD) • Agitation in Alzheimer’s Disease (AD)

AXS-05 CNS Disorders: Mechanisms of Action Pharmacodynamic Synergy Relevant Indications Related Agents • • Ketamine Memantine (Namenda®) • • Fluvoxamine (Luvox®) Donepezil (Aricept®) • • Duloxetine (Cymbalta®) Venlafaxine (Effexor®) • • • Escitalopram (Lexapro®) Fluoxetine (Prozac®) Sertraline (Zoloft®) • Bupropion (Wellbutrin®) • Bupropion (Wellbutrin®) DM = Dextrom ethorphan; BUP = Bupropion. Relevant Pres ent © Axsome Therapeutics, Inc. 6 Mechanism of Action DM BUP AXS-05 DM+BUP NMDA Receptor Antagonist Sigma-1R Agonist Norepinephrine Reuptake Inhibitor Serotonin Reuptake Inhibitor Dopamine Reuptake Inhibitor Nicotinic ACh Receptor Antagonist

AXS-05 CNS Disorders: Mechanisms of Actionand Relevant Indications Pharmacodynamic Synergy Relevant Indications1 Related Agents2 • Memantine (Namenda®) • Donepezil (Aricept®) • Venlafaxine (Effexor®) DM = Dextrom ethorphan; BUP = Bupropion. Relevant Pres ent 1. Indications listed are associated w ith the mechanism of action and are not related to either DM or BUP, unless specif ically noted. 2. Agents do not contain DM or BUP, unless specif ically noted. © Axsome Therapeutics, Inc. 7 • Ketamine • Fluvoxamine (Luvox®) • Duloxetine (Cymbalta®) • Escitalopram (Lexapro®) • Fluoxetine (Prozac®) • Sertraline (Zoloft®) • Bupropion (Wellbutrin®) • Bupropion (Wellbutrin®) Mechanism of Action DM BUP AXS-05 DM+BUP NMDA Receptor Antagonist Sigma-1R Agonist Norepinephrine Reuptake Inhibitor Serotonin Reuptake Inhibitor Dopamine Reuptake Inhibitor Nicotinic ACh Receptor Antagonist

AXS-05 CNS Disorders: Novel Therapy for CNS Disorders DM Alone DXO Difficult to achieve potential therapeutic plasma levels. DM DM Rapid metabolism AXS-05 (DM + BUP) DXO Inhibits DM metabolism • Pharmacokinetic synergy • Potential pharmacodynamic DM BUP DM BUP synergy • Potential efficacy in CNS disorders DM concentration increased to therapeutic range DM = Dextrom ethorphan; DXO = Dextrorphan; BUP = Bupropion. BUP active at CNS receptors • Phase 1 trials with AXS-05 completed: – Significant increase in DM plasma levels. • Phase 3 in TRD initiated. © Axsome Therapeutics, Inc. 8 IP Overview • 17 issued patents – protection through 2034.

AXS-05 CNS PH 1 Disorders: Results Dextromethorphan AUC Dextromethorphan Cm ax P<0.0001 P<0.0001 1700 160.0 850 80.0 0 0.0 DM 60 mg DM 60 mg + BUP 150 mg (AXS-05) DM 60 mg DM 60 mg + BUP 150 mg (AXS-05) Axsome data on f ile. †DM, Dextromethorphan; BUP, Bupropion. © Axsome Therapeutics, Inc. 9 AUC0-12 ng*hr/mL Cmax ng/mL 3.8 158.1 28 1686

AXS-05 CNS PH 1 Disorders: Results Dextromethorphan AUC Dextromethorphan Cm ax P<0.0001 P<0.0001 1700 160.0 850 80.0 0 0.0 DM 60 mg DM 60 mg + BUP 150 mg (AXS-05) DM 60 mg DM 60 mg + BUP 150 mg (AXS-05) Dose† AUC0-12 ng*hr/mL Dose† Cm ax ng/mL DM 20 mg + Q 10 mg DM 30 mg + Q 10 mg 525 883 DM 20 mg + Q 10 mg DM 30 mg + Q 10 mg 53 85 Axsome data on f ile. † Nuedexta® NDA 021879, FDA Clinical Pharmacology Review . DM, Dextromethorphan; Q, Quinidine; BUP, Bupropion. © Axsome Therapeutics, Inc. 10 AUC0-12 ng*hr/mL Cmax ng/mL 3.8 158.1 28 1686

AXS-05 CNS Disorders: TRD Overview • Major Depressive Disorder (MDD) is a leading cause of disease burden in the US.4 • 63% and 44% of MDD patients have inadequate response to initial therapy and second line therapy, respectively.2 • Only 1 approved drug for TRD = unmet medical need. • AXS-05 combines the MOA of 4 distinct anti-depressant drug classes into one novel oral therapeutic. 3M patients the U.S.1-3 in • DM antidepressant effects demonstrated preclinically clinically. • Phase 3 ongoing. and nt Depression 1. Marcus SC, Olf son M. Arch Gen Psychiatry 2010;67:1265-1273. 2. Rush AJ, et al. Am J Psychiatry 2006;163:1905-1917. 3. U.S. Census Bureau, Population April 1, 2010 to July 1, 2013. 4. Mathers CD, PLoS Med 2006; 3(11): e442. © Axsome Therapeutics, Inc. 11 Product Candidate Preclinical Phase 1 Phase 2 Phase 3 AXS-05 Treatment Resista Initiated

AXS-05 CNS Disorders: TRD Clinical Rationale • DM and metabolic inhibitor reduce depressive symptoms in TRD and in AD. Depressive Symptom Reduction in AD Agitation Patients Treated with DM and Metabolic Inhibitor2 DM+Q Symptom Reduction in TRD Patients Treated with DM and Metabolic Inhibitor1 Placebo (30/10 mg) 0 0.5 -5 0.0 -10 ** -15 -0.5 -20 Wk 1 Wk 2 Wk 4 Wk 6 Wk 8 Wk 12 Time (weeks) • Failed 2 to 10 prior treatments • 45% of patients had > 50% reduction in MADRS ** P<0.01 versus baseline -1.0 P=0.002 1. Murrough, et al., ACNP 2016. 2. Cummings J, et al. JAMA. 2015;314:1242-1254. © Axsome Therapeutics, Inc. 12 Change in Montgomery-Asberg Depression Rating (MADRS) Scale Change in Cornell Scale Score ** ** ** DM/Q Titration DM/Q 45/10 mg q 12 hrs

AXS-05 CNS Disorders: TRD Phase 3 Design A Phase 3 trial to assess the efficacy and safety of AXS-05 in the treatment of TRD. 1:1 randomization of inadequate responders Period 2, Double-blind (6 weeks) Period 1, Open-label (6 weeks) N=346 (BUP + DM) BUP = Bupropion; DM = Dextrom ethorphan. • Primary Endpoint: Change in depression score from randomization to end of study, measured using the Montgomery-As berg Depression Rating Scale (MADRS). • Key Inclusion Criteria: – Male or female 18-65 years old – History of inadequate response to 1 or 2 adequate antidepressant treatments © Axsome Therapeutics, Inc. 13 Bupropion Arm B (n=173) Bupropion AXS-05 Arm A (n=173)

AXS-05 CNS Disorders: Agitationin AD Overview • Agitation and aggression seen in approximately 45% of AD patients during 5-year period.3 • Characterized by emotional distress, aggressive behaviors, disruptive irritability, disinhibition, and • Associated with4,5: caregiver burden.4 2M patients – – – Accelerated cognitive decline Earlier nursing home placement Increased mortality the U.S.1,2 in • No approved medication = unmet medical need. • Proof of concept: DM plus metabolic inhibitor reduced in AD patients. • FDA clearance received for IND for Phase 2/3 trial. agitation imer’s Disease 1. Ryu, SH, et al. Am J Geriatr Psychiatry. 2005;13:976-983. 2. Hebert, LE, et al. Neurology. 2013;80:1778-1783. 3. Steinberg M, et al. Int J Geriatr Psychiatry. 2008;2:170-177. 4. Antonsdottir IM, et al. Expert Opin Pharmacother. 2015;11:1649-1656. 5. Rabins PV et al. Alzheimers Dement. 2013; 9:204-207. © Axsome Therapeutics, Inc. 14 Product Candidate Preclinical Phase 1 Phase 2 Phase 3 AXS-05 Agitation in Alzhe

AXS-05 CNS Disorders: Agitationin AD Clinical Rationale Change in Agitation/Aggression Scores in AD with DM and Metabolic Inhibitor Quinidine (Q) • Randomized, double-blind, placebo-controlled, two-stage trial. – Placebo (n=125), 30 mg DM + 10 mg quinidine (Q) (n=93), for stage 1. • DM+Q treatment reduced agitation/ aggression in AD by 46% vs. 24% for placebo (P<0.001)—primary endpoint. • Statistically significant improvement in multiple secondary endpoints. • DM plasma levels achieved with AXS-05 target therapeutic range. Placebo DM+Q 0.0 -1.0 -2.0 in -3.0 • Potential for additional contribution bupropion component of AXS-05. from -4.0 Cummings J, et al. JAMA. 2015;314:1242-1254. © Axsome Therapeutics, Inc. 15 Change in NPI Agitation/Aggression Domain P<0.001

AXS-05 CNS Disorders: Agitation in AD Phase 2/3 Design A Phase 2/3 trial to assess the efficacy and safety of AXS-05 in the treatment of Agitation in AD. Screening Double-blind Phase (BUP + DM) N=330 1:1:1 randomization BUP = Bupropion; DM = Dextrom ethorphan. • Primary Endpoint: Cohen-Mansfield • Key Inclusion Criteria: Agitation Inventory (CMAI) – Diagnosis of probable Alzheimer’s disease – Clinically significant agitation © Axsome Therapeutics, Inc. 16 Placebo Bupropion AXS-05 Arm A (n=110) Arm B (n=110) Arm C (n=110)

© Axsome Therapeutics, Inc. 17 S-02 Disodium Zoledronate Tetrahydrate Novel therapy for chronic pain: • Complex Regional Pain Syndrome (CRPS) • Knee Osteoarthritis (OA) with Bone Marrow Lesions (BMLs) • Chronic Low Back Pain (CLBP) with Modic Changes (MCs) CRPS image source: Voet C, et al. F1000Reseach. 2014;3:97.

AXS-02 Chronic Pain: Differentiated Therapy AXS-02 Disodium Zoledronate Tetrahydrate Oral Dose Long-acting Targeted Therapy Non-opioid Nov el Mechanism *Claims cover AXS-02 and related substances and disease indications. © Axsome Therapeutics, Inc. 18 IP Overview • 37 issued patents* – protection through 2034. • Drug delivery, pharmacokinetic, composition of matter, and method of use claims. • U.S. Orphan Drug Designation (7 years exclusivity). • E.U. Orphan Medicinal Product Designation (10 years exclusivity, 12 years with PIP).

AXS-02 Chronic Pain: Therapy via Multiple Mechanisms of Action AXS-02 Disodium Zoledronate Tetrahydrate Inhibits bone-resorbing osteoclasts Downregulates acid-sensing* ion channels Reduces pro-inflammatory cytokine production Anti-angiogenic TNFα production.4 IL-6 production.5 IL-8 production.6 Angiogenesis.7 c-FOS expression.2 Decreased bone resorption. Farnesyl pyrophosphate synthase (FPPS).1 ASIC1a expression. ASIC activation.2 TRPV1 activation.2,3 * Acid is a w ell know n cause of pain. 1. Green JR, Rogers MJ. Drug Dev Res. 2002;55:210-24. 2. Nagae M, et al. Bone. 2006;39:1107-15. 3. Abe Y, et al. J Bone Miner Metab . 2015;33:125–134. 4. Wolf AM, et al. Haematologica. 2006;91:1165-71. 5. Derenne S, et al. Bone Miner Res. 1999;14:2048-56. 6. Stathopoulos GT, et al. Am J Respir Crit Care Med. 2008;178:50-9. 7. Misso G, et al. Cancer Biol Ther. 2012;13:1491-500. 19 © Axsome Therapeutics, Inc.

AXS-02 Chronic Pain: Lead Indications and Market Potential case 1. Capello ZJ, et al. J Hand Surg Am. 2012;37:288-296. 2. Krämer HH, et al. Pain. 2014;155:889–895. 3. Parkitny L, et al. Neurology. 2013;80:106-117. 4. Moseley GL, et al. J Pain. 2014;15:16-23. 5. Driban JB, et al. Arthritis Res Ther. 2013;15:R112. 6. Hunter DJ, et al. Arthritis Res Ther. 2009;11:R11. 7. Kazakia GJ, et al. Osteoarthritis Cartilage. 2013;21:94-101. 8. Zhang Y, et al. Eur Spine J. 2008;17:1289-1299. 9. Järvinen J, et al. Spine: ISSLS Society Meeting Ab stracts. Oct. 2011(vol suppl, abstract GP127). 10. Rahme R, Moussa R. Am J Neuroradiol. 2008;29:838–42. 11. Law rence RC, et al. Arthritis Rheum. 2008;58:26-35. 12. Zhang Y, Jordan. JM Clin Geriatr Med. 2010;26:355–69. 13. Tanamas SK, et al. Rheumatology. 2010;49:2413–19. 14. Guermazi A, et al. BMJ. 2012;345:e5339. 15. Jensen OK, et al. Spine J. Feb. 14, 2014;pii:S1529-9430(14)00214-9. 16. U.S. Census Bureau, Population April 1, 2010 to July 1, 2013. © Axsome Therapeutics, Inc. 20 Complex Regional Pain Syndrome (CRPS) • Localized bone resorption.1,2 • Increased pro-inflammatory cytokines.3 80,000 new s per year in the U.S.4 Knee Osteoarthritis (OA) with Bone Marrow Lesions (BMLs) • BMLs are associated with pain in knee OA.5 • BMLs: Increased bone turnover; Decreased bone mineral density.6,7 7M patients in the U.S.11-14,16 Chronic Low Back Pain (CLBP) with Modic Changes (MCs) • MCs are associated with low back pain.8 • MCs: Increased bone turnover, pro-inflammatory cytokines, vascular density.9,10 1.6M patients in the U.S.11,12,15,16

AXS-02 Chronic Pain: Phase 1 Results and Oral Preference Time (Days) 8 Phase 1 Summary • Oral administration of AXS-02 resulted in rapid absorption of zoledronic acid. • Significant plasma levels attained. • Robust pharmacodynamics (PD) effects. • PD relevant to targeted pain indications. • AXS-02 was well tolerated. 0 4 12 16 0% -50% -100% Patient-stated Preference for Oral vs IV1,2 • Assessed in 6,097 patients treated 3 years with oral or IV bisphosphonates: – Oral: clodronate or ibandronate, daily – IV: zoledronic acid, monthly, then every 6 months • Oral preference at randomization and therapy completion: 76%, 73% respectively. • Potential safety advantage. 80% 60% 40% 20% 0% IV Preference Oral Preference 1. Gralow , et al. J Clin Oncol. 33, 2015 (suppl; abstr 503). 2. Gralow , et al. J Clin Oncol. 32.5, 2014 (suppl; abstr 558). © Axsome Therapeutics, Inc. 21 Change in Osteoclast Activity (Serum CTx) Patient Preference 76% 24% Zoledronic acid IV (1mg) AXS-02 Oral Tablet (Dose A) AXS-02 Oral Tablet (Dose B) AXS-02 Oral Tablet (Dose C)

AXS-02 Chronic Pain: CRPS Overview • Severe, continuous, disabling pain in a limb: – Sensation described as burning, stabbing, throbbing • Localized bone resorption,1,2 increased pro-inflammatory cytokines.3 • Common pain meds (e.g., NSAIDs, opioids, gabapentin) are considered ineffective.4 • No approved drug = high unmet need. • Phase 3 ongoing. Bone scan: hands** * grinding, Orphan Disease new 80,000 cases per year in the U.S.5 • Issued U.S. patents: protection into 2034 – uses of oral zoledronic acid for CRPS. Orphan Designation; Fast Track Granted * Goebel A, Complex regional pain syndrome in adult. Rheumatology (Oxford). 2011;50(10):1739-1750, by permission of Oxf ord University Press. ** Sampath S, et al. Indian J Nucl Med.2013;Jan-Mar;28(1):11–16. 1. Capello ZJ, et al. J Hand Surg Am. 2012;37:288-296. 2. Krämer HH, et al. Pain. 2014;155:889–895. 3. Parkitny L, et al. Neurology. 2013;80:106-117. 4. Bruehl S. Anesthesiology. 2010;113:713-725. 5. Moseley GL, et al. J Pain. 2014;15:16-23. © Axsome Therapeutics, Inc. 22 Product Candidate Preclinical Phase 1 Phase 2 Phase 3 AXS-02 CRPS: U.S. & E.U. Initiated

AXS-02 Chronic Pain: CRPS Preclinical and Clinical Rationale Preclinical: • Well validated CRPS model replicates: Inciting trauma, clinical presentation, natural history, and pathologic changes. • Oral administration of AXS-02: Significant pain and edema reduction; improved Clinical: • Clinical Trials: 5 randomized, double-blind, placebo-controlled trials, with 4 different bisphosphonates.1-5 • Pain reduction: Mean 54% reduction in VAS pain scores (range 33% to 66%) during double-blind phases. • Statistical significance: p<0.0001, p=0.001, p<0.01, p<0.05, p=0.048. weight bearing. AXS-02 Effect in CRPS Model P<0.001 60 40 20 0 -20 -40 -60 -80 -100 • Potency of bisphosphonates: potency of AXS-02.6 1/1000 to 1/20 1. Adami S, et al. Ann Rheum Dis. 1997;56:201-204. 2. Varenna M, et al. J Rheumatol. 2000;27:1477-1483. 3. Robinson JN, et al. Pain Med. 2004;5:276-280. 4. Manicourt DH, et al. Arthritis Rheum. 2004;50:3690-3697. 5. Varenna M, et al. Rheumatology (Oxford). 2013;52:534-542. 6. Green JR, Rogers MJ. Drug Dev Res. 2002;55:210-224. Pain Edema Weight Bearing © Axsome Therapeutics, Inc. 23 % Change vs. Placebo P=0.03 P<0.001

AXS-02 Chronic Pain: CRPS Phase 3 Design A Phase 3 trial to assess the efficacy and safety of AXS-02 in the treatment of pain associated with CRPS type 1. CRPS Treatment Evaluation 1 Study Screening, Baseline Double-blind Phase (12 weeks) (disodium zoledronate tetrahydrate) N=190 1:1 randomization 12 week follow-up • Primary Endpoint: Change in pain intensity from baseline to week 12, measured using the 0-10 Numerical Rating Scale (NRS). • Key Inclusion Criteria: – Male or female >18 years old, recently diagnosed with CRPS type 1 – Average NRS pain intensity score of >5 • Dosage: Once per week for six weeks; no drug for last six weeks. • Interim analysis: When half of patients have completed double-blind phase. © Axsome Therapeutics, Inc. 24 Placebo Arm B (n=95) AXS-02 Arm A (n=95)

AXS-02 Chronic Pain: Knee OA with BMLs Overview • Bone marrow lesions (BMLs) on MRI are associated with pain in knee osteoarthritis (OA).1 MRI: knee side view* • BMLs are regions of increased mineral density.2,3 bone turnover, and reduced Femur A P • Zoledronic acid inhibits density. bone resorption and increases mineral • Phase 2 results: Zoledronic acid reduced pain and BML size in patients with knee osteoarthritis. • Phase 3 being conducted under Special Protocol Assessment (SPA). • Issued U.S. patents: protection into 2034 – uses of zoledronic acid for knee pain. BML Tibia 7M patients in the U.S.4-9 * MRI show ing BML in medial tibia f rom Driban, et al. Arthritis Res Ther. 2013;15:R112. 1. Driban JB, et al. Arthritis Res Ther. 2013;15:R112. 2. Hunter DJ, et al. Arthritis Res Ther. 2009;11:R11. 3. Kazakia GJ, et al. Osteoarthritis Cartilage. 2013;21:94-101. 4. Law rence RC, et al. Arthritis Rheum. 2008;58:26-35. 5. Zhang Y, Jordan. JM Clin Geriatr Med. 2010;26:355–69. 6. Tanamas SK, et al. Rheumatology. 2010;49:2413–19. 7. Guermazi A, et al. BMJ. 2012;345:e5339. 8. Jensen OK, et al. Spine J. Feb. 14, 2014;pii:S1529-9430(14)00214-9. 9. U.S. Census Bureau, Population April 1, 2010 to July 1, 2013. © Axsome Therapeutics, Inc. 25 Product Candidate Preclinical Phase 1 Phase 2 Phase 3 AXS-02 Knee OA with BML s: SPA Received; Fast Track Granted Initiated

AXS-02 Chronic Pain: Knee OA with BMLs Phase 2 Results Change in Pain Intensity at 6 Mos Change in BML Size at 6 Mos BML at Baseline and Post Zoledronic Acid Treatment Placebo Zoledronic acid Placebo Zoledronic acid 0.0 0.0 Baseline -10.0 -100.0 -20.0 -200.0 6 Months Post Treatment • Randomized, double-blind, placebo-controlled trial (N=59): – Placebo (n=28), zoledronic acid IV (n=31) • Primary endpoints: – Pain intensity measured using 100-mm VAS – BML size on MRI Laslett LL, et al. Ann Rheum Dis. 2012;71:1322-8. MRI images courtesy of Prof . Graeme Jones. © Axsome Therapeutics, Inc. 26 VAS Change BML Area (mm2) Change -8.83 -17.24 P=0.04 -53.1 -164 P=0.02

AXS-02 Chronic Pain: Knee OA with BMLs Phase 3 Design A Phase 3 trial to assess the efficacy and safety of AXS-02 in the treatment of pain of knee OA associated with BMLs. Clinical Knee OA Symptom Treatment 1 Study Screening, Baseline Double-blind Phase (24 weeks) Special Prot ocol A ssessment (SPA ) receiv ed N=346 1:1 randomization • Primary Endpoint: Change in pain intensity from baseline to week 24, measured using the 0-10 Numerical Rating Scale (NRS). • Key Inclusion Criteria: – Male at least 50 years of age or postmenopausal female, with knee OA and BMLs – Moderate or worse knee pain • Dosage: Once per week for six weeks; no drug for remainder of double-blind phase. • Interim analysis to be performed on the first approximately 60 subjects enrolled. © Axsome Therapeutics, Inc. 27 Placebo Arm B (n=173) AXS-02 (disodium zoledronate tetrahydrate) Arm A (n=173)

AXS-02 Chronic Pain: CLBP with MCs Overview • Modic changes (MCs) type 1 (M1) on MRI are associated with chronic low back pain (CLBP).1 • Increased bone turnover on bone scan is seen in M1 lesions.2 • Increased pro-inflammatory cytokines, and vascular density seen in M1 lesions.3 • Zoledronic acid reduces bone turnover, suppresses the production of inflammatory mediators, and is anti-angiogenic. • Phase 2 results: Zoledronic acid reduced pain in patients with CLBP. MRI: lumbar side view* M1 A P Disc 1.6M patients in the U.S.4-7 • FDA clearance received for IND for Phase contingent upon resources. 3 trial – initiation • Issued U.S. patents: protection into 2034 – uses of oral zoledronic acid for low back pain. * MRI show ing modic type 1 lesions f rom Luoma K, et al. European Congress of Radiology (ECR). 2014;Poster B-0458. 1. Zhang Y, et al. Eur Spine J. 2008;17:1289-1299. 2. Järvinen J, et al. Spine: ISSLS Society Meeting Ab stracts. Oct. 2011;Volume Suppl, Abstract GP127. 3. Rahme R, Moussa R. Am J Neuroradiol. 2008;29:838–42. 4. Law rence RC, et al. Arthritis Rheum. 2008;58:26-35. 5. Zhang Y, Jordan. JM Clin Geriatr Med. 2010;26:355–69. 6. Jensen OK, et al. Spine J. Feb. 14, 2014;pii:S1529-9430(14)00214-9. 7. U.S. Census Bureau, Population April 1, 2010 to July 1, 2013. © Axsome Therapeutics, Inc. 28 Product Candidate Preclinical Phase 1 Phase 2 Phase 3 AXS-02 CLBP with MCs

AXS-02 Chronic Pain: CLBP with MCs Phase 2 Results Change in Pain Intensity at 1 Month NSAID Use at One Year 80% Placebo Zoledronic acid 0.0 60% -1.0 40% 20% -2.0 0% Placebo Zoledronic acid -3.0 • Randomized, double-blind, placebo-controlled trial (N=40): – Placebo (n=20), zoledronic acid IV (n=20) • Primary endpoint: Pain intensity measured using 10-cm VAS. Axsome data on f ile. © Axsome Therapeutics, Inc. 29 VAS Change % of Patients Using NSAIDs -0.9 -2.2 P=0.049 P=0.02 60% 20%

Corporate Barriers to Entry 36 Issued U.S. Patents* (1 under review) 1 Issued O-U.S. Patent Claims extending to 2034 >40 pending 17 Issued U.S. Patents Claims extending to 2034 >30 pending Proprietary Manufacturing Drug Product Formulation Proprietary Manufacturing API Synthesis E.U. Orphan Medicinal Product Designation (10 yrs exclusivity, 12 yrs with PIP) AXS-02 AXS-05 U.S. Orphan Drug Designation (7 yrs exclusivity) *Claim s cover AXS-02 and related s ubs tances and dis ease indications. © Axsome Therapeutics, Inc. 30

Corporate Our Team Group at UBS Diplomat of the American Board of © Axsome Therapeutics, Inc. 31 Management Herriot Tabuteau, MD Founder & CEO Robert Niecestro, PhD VP, Clinical & Regulatory Connie Ames, CPA VP, Finance Mark Jacobson, MA VP, Operations Board of Directors Roger Jeffs, PhD Former President, Co-CEO, Director United Therapeutics Corp. Prior positions at Amgen, and Burroughs Wellcome Mark Saad Former CFO Bird Rock Bio, Inc. Former COO of the Global Healthcare Mark Coleman, MD Medical Director National Spine and Pain Centers Anesthesiology Herriot Tabuteau, MD Chairman

Corporate Key Financial Information Cash: $36.6 Million Debt Outstanding1: $10.0 Million Common Shares Outstanding: 19,158,417 Options and Warrants Outstanding2: 2,109,746 • Financial guidance: Cash anticipated to fund operating requirements through the first quarter of 2018. 1. Excludes debt dis count of $0.3 m illion. 2. Cons is ts of 1,772,050 options and 337,696 warrants. © Axsome Therapeutics, Inc. 32 As of December 31, 2016

Overview Anticipated Near-Term Clinical Milestones Abbreviations : AD = Alzheim er’s Dis ease; BUP = Bupropion; CLBP = Chronic Low Back Pain; CRPS = Com plex Regional Pain Syndrom e; DM = Dextrom ethorphan; OA = Os teoarthritis ; TRD = Treatm ent Res is tant Depres sion. Accom plis hed m ilestone. • Upcom ing m ilestone. © Axsome Therapeutics, Inc. 33 Product Candidate Indication 1H 2017 2H 2017 1H 2018 AXS-05 (DM + BUP) TRD Fast Track designation • STRIDE-1 top-line results (1Q) AD Agitation Ph 2/3 IND FDA clearance • Ph 2/3 trial start (2Q) AXS-02 (disodium zoledronate tetrahydrate) CRPS • CREATE-1 interim efficacy analysis readout (4Q) Knee OA • COAST-1 interim analysis readout (3Q) CLBP Ph 3 IND FDA clearance

For more information, please contact Mark Jacobson VP, Operations 212-332-3243 mjacobson@A xsome.com axsome.com